Exhibit 99.1

INSUREME, INC.

Financial Statements

and

Independent Auditors’ Report

December 31, 2007

INSUREME, INC.

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Stockholders

InsureMe, Inc.

Englewood, Colorado

We have audited the accompanying balance sheet of InsureMe, Inc. as of December 31, 2007, and the related statements of income, changes in stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of InsureMe, Inc. as of December 31, 2007, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Ehrhardt Keefe Steiner & Hottman PC

March 18, 2008

Denver, Colorado

INSUREME, INC.

Balance Sheet

December 31, 2007

Assets

Current assets
Cash and cash equivalents	$1,470,563
Accounts receivable, net of allowance for doubtful accounts of $29,076	1,121,451
Prepaid expenses and deposits	186,956
Notes receivable - related parties	2,391,138

Total current assets	5,170,108

Non-current assets
Property and equipment, net	940,571
Other intangible assets, net of accumulated amortization of $3,600	8,400
Other assets	15,000

Total non-current assets	963,971

Total assets	$6,134,079

Liabilities and Stockholders’ Equity

Current liabilities
Accounts payable	$1,049,874
Deferred revenue	684,005
Accrued liabilities	730,570
Note payable - related party	900,000

Total current liabilities	3,364,449

Non-current liabilities
Deferred rent	128,738
Other long-term liabilities	90,707

Total non-current liabilities	219,445

Total liabilities	3,583,894

Commitments

Stockholders’ equity
Common stock, no par value; 10,000,000 shares authorized, 7,367,457 issued and outstanding	1,559,635
Retained earnings	990,550

Total stockholders’ equity	2,550,185

Total liabilities and stockholders’ equity	$6,134,079

See notes to financial statements.

INSUREME, INC.

Statement of Income

For the Year Ended December 31, 2007

Revenues, net	$27,408,667

Cost of revenue	13,600,627

Gross margin	13,808,040

Operating expenses
Sales	1,195,628
Marketing	2,844,722
Product development	2,145,415
General and administrative expenses	3,098,808
Depreciation and amortization	543,786

Total operating expenses	9,828,359

Income from operations	3,979,681

Other income (expense)
Interest expense	(63,953)
Interest income	159,752
Other income	89,971

Total other income (expense)	185,770

Net income	$4,165,451

See notes to financial statements.

INSUREME, INC.

Statement of Changes in Stockholders’ Equity

For the Year Ended December 31, 2007

				Total
	Common Stock		Retained	Stockholders’
	Shares	Amount	Earnings	Equity
Balance - December 31, 2006	7,237,349	$1,185,860	$705,101	$1,890,961
Issuance of common stock to ESOP	158,847	454,303	—	454,303
Sale of common stock to employees	938,085	2,682,923	—	2,682,923
Stock repurchase	(966,824)	(2,763,451)	—	(2,763,451)
Dividends	—	—	(3,880,002)	(3,880,002)
Net income	—	—	4,165,451	4,165,451

Balance - December 31, 2007	7,367,457	$1,559,635	$990,550	$2,550,185

See notes to financial statements.

INSUREME, INC.

Statement of Cash Flows

For the Year Ended December 31, 2007

Cash flows from operating activities
Net income	$4,165,451

Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	543,786
Allowance for doubtful accounts	4,713
Accrued interest on notes receivable	(82,764)
Changes in assets and liabilities
Accounts receivable	(555,895)
Prepaid expenses	(25,364)
Accounts payable	673,863
Deferred revenue	139,809
Accrued liabilities	82,292
Deferred rent	(112,854)
Other long-term liabilities	90,707

758,293

Net cash provided by operating activities	4,923,744

Cash flows from investing activities
Investments in property and equipment	(541,805)

Net cash used in investing activities	(541,805)

Cash flows from financing activities
Payments received for notes receivable - related party	374,549
Dividends	(3,880,002)
Stock repurchase	(963,451)
Repayments for note payable - related party	(900,000)

Net cash used in financing activities	(5,368,904)

Net decrease in cash	(986,965)

Cash - beginning of year	2,457,528

Cash - end of year	$1,470,563

(Continued on following page.)

See notes to financial statements.

INSUREME, INC.

Statement of Cash Flows

For the Year Ended December 31, 2007

(Continued from previous page.)

Supplemental disclosure of cash flow information:

Cash paid for interest for the year ended December 31, 2007 was $63,953.

Supplemental disclosure of non-cash activity:

During 2007, the Company issued 158,847 shares of common stock valued at $454,303 to the Company’s ESOP which was accrued at December 31, 2006.

The Company issued common stock during the year ended December 31, 2007, to employees in exchange for notes receivable of $2,682,923. (Note 4)

During the year ended December 31, 2007, the Company issued a note payable of $1,800,000 for the purchase of common stock from an officer. (Note 6)

See notes to financial statements.

INSUREME, INC.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies

InsureMe, Inc. (the Company) is a lead generator for the insurance industry. The Company uses the Internet to connect people shopping for auto, home, life, health, and long-term care insurance to industry professionals or affiliated companies. The online referral service, which is free to consumers, helps them find the most competitive insurance rates available by matching the information provided by the consumer to a network of insurance providers across the United States.

In February 2008, the Company sold its net assets and changed its name from InsureMe, Inc. to Old IM, Co. (Note 11).

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of 3 months or less to be cash equivalents. The Company continually monitors its positions with, and the credit quality of, the financial institutions with which it invests. As of the balance sheet date, and periodically throughout the year, the Company has maintained balances in various operating accounts in excess of federally insured limits.

Accounts Receivable

The Company grants credit to agents, and affiliated companies in the insurance industry in the United States. The provision for uncollectible amounts is continually reviewed and adjusted to maintain the allowance at a level considered adequate to cover future losses. The allowance is management’s best estimate of uncollectible amounts and is determined based on historical performance that is tracked by the Company on an ongoing basis. The losses ultimately incurred could differ materially in the near term from the amounts estimated in determining the allowance. As of December 31, 2007, the Company had recorded an allowance for doubtful accounts of $29,076.

Prepaid Expenses

Prepaid expenses consist primarily of deposits, software licenses, rent and other expenses paid in advance.

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided utilizing the straight-line method over the estimated useful lives for owned assets, ranging from 3 to 5 years.

INSUREME, INC.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued )

Software Development Costs

The Company applies the provisions of Statement of Position 98-1, “Accounting for Costs of Computer Software Developed for Internal Use.” The Company accounts for costs incurred in the development of computer software as software research and development costs until the preliminary project stage is completed. Direct costs incurred in the development of software are capitalized once the preliminary project stage is completed, management has committed to funding the project and completion and use of the software for its intended purpose are probable. The Company ceases capitalization of development costs once the software has been substantially completed and is ready for its intended use. Software development costs are amortized over the projects estimated useful lives which range from three to four years. Costs associated with upgrades and enhancements that result in additional functionality are capitalized.

At December 31, 2007, all capitalized software of $1,639,877 and amortization of $944,261 was included in property, plant, and equipment. During 2007, the Company capitalized $417,577 related to software development costs. The Company recorded $324,904 for the year ended December 31, 2007, of amortization of software development costs.

Intangible Assets

Intangible assets consist of an Internet domain name which is stated at cost. Amortization is provided utilizing the straight-line method over the estimated useful life of the asset.

Amortization expense for the year ended December 31, 2007 was $800.

Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recovered.

Income Taxes

The Company has elected to be treated as an S-corporation for income tax purposes. Accordingly, taxable income and losses of the Company are reported on the income tax returns of the Company’s stockholders, and no provisions for federal income taxes has been recorded on the accompanying financial statements.

Revenue Recognition and Deferred Revenue

The Company recognizes revenue as referrals are provided to insurance agents and affiliated companies. Of the Company’s network of insurance agents and affiliated companies, the larger corporate accounts are provided multiple leads on a daily basis, for which they are invoiced at the end of each month and at which time revenue is recognized.

INSUREME, INC.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Revenue Recognition and Deferred Revenue (continued)

For the smaller agent accounts, deposits are collected in advance and recorded as deferred revenue. As referrals are provided to the agents, the liability is relieved and revenue is recognized.

The Company allows agents to request credit up to 15 days after month end for leads which are determined to be invalid for a refund to their account. Credits applied to customer accounts in January 2008 of approximately $44,800 have been netted against 2007 revenues. At December 31, 2007, an estimate for credits due to agents was included in current liabilities, which approximated this amount.

Advertising Costs

The Company expenses advertising costs as incurred. Advertising expense for the year ended December 31, 2007 was $354,246.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Balance Sheet Disclosures

Accrued liabilities consist of the following:

Accrued vacation and sabbatical leave	$269,820
Accrued payroll	222,964
Accrued other	165,609
Deferred rent	72,177

$730,570

INSUREME, INC.

Notes to Financial Statements

Note 3 - Property and Equipment

Property and equipment consists of the following:

Computer equipment	$743,212
Software	254,683
Office equipment	86,775
Furniture and fixtures	19,476
Capitalized software development costs	1,639,877

2,744,023
Less accumulated depreciation and amortization	(1,803,452)

$940,571

Depreciation and amortization expense for property and equipment for the year ended December 31, 2007 was $542,986.

Note 4 - Notes Receivable - Related Parties

In May 2007, the Company sold common stock to employees in exchange for notes receivable totaling $2,682,923. The notes accrue interest monthly on the outstanding principal and interest at 6%. As of December 31, 2007, the notes receivable from employees was $2,391,138. Loan principal and accrued interest payments are due on the earlier of May 1, 2012, termination of employment, or change in Company control, as defined by the note agreement. Subsequent to year-end, all outstanding notes receivable and accrued interest was satisfied as part of a stockholder dividend in connection with the sale of the Company. See Note 11 for further discussion.

Note 5 - Commitments

Operating Leases

The Company leases facilities under a non-cancelable operating lease effective January 2004 and expiring August 2009. Rent expense for the year ended December 31, 2007 was $239,489. The terms of the agreement include several free months and scheduled annual adjustments to rental payments. Rent expense is recorded on a straight-line basis over the lease term. As of December 31, 2007, the Company has recorded deferred rent totaling $200,915.

Future minimum lease payments under this lease are approximately as follows:

Year Ending December 31,
2008	$311,667
2009	275,104

$586,771

INSUREME, INC.

Notes to Financial Statements

Note 6 - Note Payable - Related Party

During the year ended December 31, 2007, the Company purchased $2,238,356 of common stock from an officer of the Company and issued a note payable for $1,800,000. The note accrues interest at 6% and all outstanding principal and interest is due May 1, 2012. At December 31, 2007, the note payable balance was $900,000. Subsequent to year end, the Company repaid the note balance and accrued interest. See Note 11 for further discussion.

Note 7 - Stockholders’ Equity

During the year ended December 31, 2007, the Company issued 158,847 shares of common stock, valued at $454,303, to the Company’s ESOP (Note 10) using a valuation method developed by an independent third party.

In May 2007, the Company sold 938,085 shares of common stock, under the InsureMe, Inc. 2006 Stock Incentive Plan (Incentive Plan), for $2,682,923 and accepted notes receivable from employees for the full amount due.

Common Stock Repurchased

In January 2007, the Company purchased 166,549 shares of common stock valued at $474,665 from employees, using the same valuation model as described above.

On April 30, 2007, the Company’s Board of Directors authorized the purchase of 782,642 of shares of the Company’s common stock from a stockholder for $2,238,356. Payment for the purchase was made through a cash payment of $438,356 and a note payable for the remaining amount of $1,800,000. As of December 31, 2007, the balance on this note was $900,000.

On August 31, 2007, of the stock sold to employees under the Incentive Plan, 17,633 shares valued at $50,430 were subsequently repurchased by the Company from two employees that terminated their employment during the year.

Note 8 - Concentrations

At December 31, 2007, the Company had two customers who made up 14% and 11% of the accounts receivable balance.

Note 9 - Related Party Transactions

For the year ended December 31, 2007, a marketing firm owned by an officer of the Company was paid for providing Internet traffic to the Company’s website. Approximately $546,000 is included in cost of revenues for the year ended December 31, 2007. At December 31, 2007, $17,054 was due to this related party and included in accounts payable.

Note 10 - Employee Benefit Plans

Employee Stock Ownership Plan

The Company had previously established the InsureMe Employee Stock Ownership Plan (ESOP). The ESOP owned 257,844 shares as of December 31, 2007.

Under the ESOP provisions, the Company may contribute a discretionary amount as determined by the Company’s Board of Directors. The number of shares issued to the ESOP is determined by the fair market value of the common stock. All employees who are at least 21 years or older and have completed at least 250 hours of service are eligible to participate in the ESOP. Participants become 100% vested upon completing three years of service with the Company.

A participant’s vested benefit is distributable upon death, disability or termination of employment. Additionally, participants may also request distributions upon reaching certain ages as specified by the ESOP.

During the year ended December 31, 2006, the Company accrued contributions to the ESOP of $454,303 for which the Company issued 158,847 shares of common stock in 2007.

There were no accrued contributions to the ESOP at December 31, 2007.

InsureMe, Inc. 2006 Stock Incentive Plan

Effective January 1, 2006, the InsureMe, Inc. Stock Incentive Plan (Incentive Plan) was established to offer stock ownership to employees, directors, and consultants of the Company. All full time and part time employees, directors and consultants are eligible to receive stock awards under the Incentive Plan. Stock is fully and immediately vested upon issuance. The aggregate number of shares of common stock that may be issued under the Plan may not exceed 20% of authorized number of shares at January 1, 2006, which is 2,000,000. During the year ended December 31, 2007, 938,085 shares valued at $2,682,923, were issued under the Incentive Plan. At December 31, 2007, 2,316,437 shares were issued and outstanding under the Incentive Plan.

401(k) Savings Plan

The Company has a 401(k) savings plan (the Plan). The Plan covers substantially all employees and entrance into the Plan is granted on the first day of employment with the Company. Participants may make before-tax contributions subject to annual limitations, which is adjusted annually by the Secretary of Treasury for inflation. The Company matches participant contributions, up to 5% of the participant’s salary. Employee and employer contributions are fully vested at the time of contribution.

The Company contributed $214,204 to the Plan during the year ended December 31, 2007.

Note 11 - Subsequent Events

The Company entered into an asset purchase agreement with Bankrate, Inc. effective February 1, 2008. Under the asset purchase agreement, assets and liabilities of the Company were sold for $65,000,000. The agreement allows for two earn-out payments, each at the end of the next two years. The earn-out payments are based on achieving certain financial performance targets. In connection with the asset purchase agreement, the Company declared and paid $57,200,000 in distributions to stockholders, which were partially offset with outstanding notes receivable from employees of $2,391,138. Additionally, the note payable with an outstanding balance of $900,000 at December 31, 2007, and accrued interest due to one of the founding stockholders was paid in full.

Subsequent to year-end, the Trustees of the 401(k) Savings Plan authorized liquidation of the Plan. Distributions will be made to participants in accordance with the Plan.

Effective February 5, 2008, the Company terminated the ESOP. All participants became fully vested in their accounts. Distributions will be made to participants in accordance with the ESOP.

The Company amended its Articles of Incorporation and changed its name from InsureMe, Inc. to Old IM, Co. on February 1, 2008.